Exhibit 10.16

EXECUTION VERSION

SECOND INCREMENTAL AMENDMENT AGREEMENT

dated as of April 3, 2018

to the

FIRST LIEN CREDIT AGREEMENT

dated as of December 22, 2016

among

EVO PAYMENTS INTERNATIONAL, LLC,

as the Borrower

THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN,

as the Guarantors

THE LENDERS FROM TIME TO TIME PARTY HERETO,

SUNTRUST BANK,

as Administrative Agent, Swingline Lender and Issuing Bank,

CITIBANK, N.A.

and REGIONS BANK

as Co-Syndication Agents and

FIFTH THIRD BANK

and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

Arranged By:

SUNTRUST ROBINSON HUMPHREY, INC.,

CITIGROUP GLOBAL MARKETS INC.,

REGIONS CAPITAL MARKETS,

FIFTH THIRD BANK

and

PNC CAPITAL MARKETS, LLC

as Joint Lead Arrangers and Joint Bookrunners

INCREMENTAL TERM LOAN AMENDMENT AGREEMENT

THIS INCREMENTAL TERM LOAN AMENDMENT AGREEMENT dated as of April 3, 2018 (this “Agreement”) is by and among the Lenders identified on the signature pages hereto (collectively, the “Incremental Lenders”), EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors identified herein, and SUNTRUST BANK, as Administrative Agent, Swingline Lender and Issuing Bank. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to that certain First Lien Credit Agreement dated as of December 22, 2016 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors identified therein, the Lenders identified therein, and SunTrust Bank, as Administrative Agent, Issuing Bank and Swingline Lender, the Lenders have agreed to provide the Borrower with revolving credit and term loan facilities;

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that certain financial institutions, including existing Lenders (the “Upsizing Lenders”), provide an additional advance of the Initial Term Loan in the aggregate amount of $95,000,000 as set forth on Schedule I attached hereto (the “Incremental Term Loan”); and

WHEREAS, the Upsizing Lenders have agreed to provide the Incremental Term Loan subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Establishment of Incremental Facility.

(a) This Agreement is an Incremental Amendment.

(b) Subject to the terms and conditions provided herein, the Incremental Term Loan is hereby established as an Incremental Term Loan pursuant to Section 2.23(b) of the Credit Agreement. The Incremental Term Loan shall be a part of the Initial Term Loan and shall be subject to all of the terms and conditions applicable to the Initial Term Loan.

(c) Subject to the terms and conditions set forth herein and the Credit Agreement (as amended by this Agreement), each Incremental Lender severally agrees to make its portion of the Incremental Term Loan available to the Borrower in an amount equal to such Incremental Lender’s commitment to the Incremental Term Loan as set forth on Schedule I attached hereto. The existing Schedule I to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule I attached hereto. As of the Incremental Term Loan Effective Date, the aggregate principal amount of the Initial Term Loan shall be $659,300,000.

2. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is amended by replacing the existing definitions of the defined terms below to read as follows:

“Initial Term Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make the Initial Term Loan hereunder on the Closing Date and on the Incremental Term Loan Effective Date, as applicable, in a principal amount not exceeding the amount set forth with respect to such Lender on Schedule I.

“Initial Term Loan” shall have the meaning set forth in Section 2.5. The aggregate principal amount of the Initial Term Loan as of the Incremental Term Loan Effective Date is SIX HUNDRED FIFTY NINE MILLION THREE HUNDRED THOUSAND DOLLARS ($659,300,000).

(b) In Section 1.1 of the Credit Agreement, the following definition is inserted in the appropriate alphabetical order to read as follows:

“Incremental Term Loan Effective Date” shall mean April 3, 2018.

(c)	In Section 2.5 of the Credit Agreement, the first sentence is amended to read as follows:

“Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single term loan to the Borrower on the Closing Date and a single term loan to the Borrower on the Incremental Term Loan Effective Date (the “Initial Term Loan”) in a principal amount equal to the Initial Term Commitment of such Lender.”

(d)	In Section 2.9 of the Credit Agreement, clause (b) is amended to read as follows:

(b) The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Initial Term Loan of such Lender in installments due on the dates set forth below and payable on the third Business Day after such date, with each such installment being in the aggregate principal amount for all Lenders set forth opposite such date below:

Installment Date	Principal Amount
June 30, 2018	$1,664,295
September 30, 2018	$1,664,295
December 31, 2018	$1,664,295
March 31, 2019	$1,664,295
June 30, 2019	$1,664,295
September 30, 2019	$1,664,295
December 31, 2019	$1,664,295
March 31, 2020	$1,664,295
June 30, 2020	$1,664,295

September 30, 2020	$1,664,295
December 31, 2020	$1,664,295
March 31, 2021	$1,664,295
June 30, 2021	$1,664,295
September 30, 2021	$1,664,295
December 31, 2021	$1,664,295
March 31, 2022	$1,664,295
June 30, 2022	$1,664,295
September 30, 2022	$1,664,295
December 31, 2022	$1,664,295
March 31, 2023	$1,664,295
June 30, 2023	$1,664,295
September 30, 2023	$1,664,295

provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Initial Term Loan shall be due and payable on the Maturity Date.

3. This Amendment shall become effective upon satisfaction (or waiver) of the following conditions precedent (the “Incremental Term Loan Effective Date”):

(a) Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and each of the Incremental Lenders.

(b) Receipt by the Administrative Agent of a certificate of the Secretary or Assistant Secretary (or if no Secretary or Assistant Secretary, such other individual performing similar functions) of each Loan Party, dated as of the Incremental Term Loan Effective Date, attaching and certifying resolutions of its board of directors (or equivalent governing body), authorizing the execution, delivery and performance of this Agreement and certifying the name, title and true signature of each officer of such Loan Party executing this Agreement.

(c) Receipt by the Administrative Agent of a certificate, dated as of the Incremental Term Loan Effective Date and signed by a Responsible Officer, certifying that after giving effect to the funding of the Incremental Term Loan on the Incremental Term Loan Effective Date, the conditions specified in Sections 2.23(d)(i) and (iii) of the Credit Agreement are satisfied as of the Incremental Term Loan Effective Date.

(d) Receipt by the Administrative Agent of a customary written opinion of in-house legal counsel to the Loan Parties, addressed to the Administrative Agent and each Incremental Lender, and dated as of the Incremental Term Loan Effective Date, in form and substance satisfactory to the Administrative Agent.

(e) Receipt by the Administrative Agent of any fees and expenses due and payable in connection with this Amendment.

(f) The Borrower shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the date hereof.

4. Each Loan Party represents and warrants to the Administrative Agent and each Incremental Lender that after giving effect to the Incremental Term Loan (a) the representations and warranties of each Loan Party set forth in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof (except that any representations or warranties that are qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (b) no Default or Event of Default has occurred and is continuing or would result from the Incremental Term Loan.

5. This Agreement is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Agreement.

6. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission or by any other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by any other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

9. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

INCREMENTAL LENDERS:	SUNTRUST BANK

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

BORROWER:	EVO PAYMENTS INTERNATIONAL, LLC,
a Delaware limited liability company

	By:	/s/ Kevin M. Hodges
	Name:	Kevin M. Hodges
	Title:	Authorized Officer

GUARANTORS:	EVO MERCHANT SERVICES, LLC, a Delaware limited liability company,
ENCORE PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
VISION PAYMENT SOLUTIONS, LLC, a Delaware limited liability company,
NATIONWIDE PAYMENT SOLUTIONS, LLC, a Delaware limited liability company,
COMMERCE PAYMENT GROUP, LLC, a Delaware limited liability company,
PRODIGY PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
MOMENTUM PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
MOCA PAYMENT SYSTEMS, LLC, a Delaware limited liability company,
POWERPAY, LLC, a Maine limited liability company,
POWERPAY CAPITAL, LLC, a Delaware limited liability company,

	By:	/s/ Kevin M. Hodges
	Name:	Kevin M. Hodges
	Title:	Authorized Officer

EVO PAYMENTS INTERNATIONAL, LLC

INCREMENTAL TERM LOAN AMENDMENT

EVO POWERPLAY HOLDINGS, LLC, a Delaware limited liability company,
CVE EVO, LLC, a Delaware limited liability company,
E-ONLINEDATA, LLC, a Delaware limited liability company,
E-ONLINEDATA-POWERPAY, LLC, a Delaware limited liability company,
MEINC, LLC, a Delaware limited liability company,
ZENITH MERCHANT SERVICES, LLC, a Delaware limited liability company,
PINEAPPLE PAYMENTS, LLC, a Delaware limited liability company,
EVO GROUP MANAGEMENT, INC, a Delaware corporation,
STERLING PAYMENT TECHNOLOGIES, LLC, a Florida limited liability company,

By:	/s/ Kevin M. Hodges
Name:	Kevin M. Hodges
Title:	Authorized Officer

EVO PAYMENTS INTERNATIONAL, LLC

INCREMENTAL TERM LOAN AMENDMENT

Accepted and Agreed:

SUNTRUST BANK,

as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ David Bennett
Name:	David Bennett
Title:	Director

EVO PAYMENTS INTERNATIONAL, LLC

INCREMENTAL TERM LOAN AMENDMENT

Schedule I

COMMITMENT AMOUNTS

Incremental Lenders	Incremental Term Loan Commitment
SunTrust Bank	$95,000,000
Total:	$95,000,000